UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

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Seven Arts Entertainment Inc.

(Exact name of registrant as specified in its charter)

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Wyoming	001-34250	45-3138068
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3440 Oakcliff Road, Suite 104, Atlanta, GA 30340

(Address of Principal Executive Offices) (Zip Code)

(770) 866-6250

(Registrant’s telephone number, including area code)

________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	SAPX	OTCBB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 18, 2022, Thom Hazaert was appointed to the Company’s Board of Directors. Mr Hazaert will serve as the Director of A&R for the Company’s subsidiary, Seven Arts Music, as well as Chief Revenue Director for the Company and its subsidiary, Muse Media.

Prior to joining the Company, Mr. Hazaert has, over the past 30 years, been a Music Journalist, Record Producer, Label Executive, Radio Personality, Artist Manager and Talent Agent. His work includes marketing and management for many iconic Rock acts including Limp Bizkit, Staind, Def Leppard, Korn, Nine Inch Nails, Marilyn Manson, Papa Roach, and more. He has also been involved in marketing on major studio films and soundtracks including Saw 3, Stigmata, and Rock Star.

Mr. Hazaert’s work was also influential in the early advent of viral marketing as an independent consultant for record labels including Warner Bros. Records, Flip Records, Interscope Records, Hollywood Records, and Jive Records.

More recently, Mr. Hazaert formed THC (Thom Hazaert Company) Films. Through THC Films, Mr. Hazaert began producing special features with Red Shirt Pictures for Shout!Factory. Hazaert was involved in production, with Red Shirt Pictures and Iron Alley Films, on special features for Wes Craven's The People Under The Stairs, Army of Darkness, Tales From the Crypt Demon Knight and Bordello of Blood.

In 2019, prior to departing as manager to long time business partner and Grammy winning former Megadeth bassist, David Ellefson, Mr. Hazaert was involved in the early development of the film Dwellers along with Ellefson and Director, Drew Fortier. Dwellers has gone on to win 11 awards in the horror film genre.

The Company believes Mr. Hazaert’s experience and expertise will be instrumental in networking with major studios and streaming networks in execution of the Company’s business plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Seven Arts Entertainment Inc.
By	/s/ Jason Black
Name: Jason Black Title: Director/CEO

Date: August 24, 2022

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